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                           GILFORD OAKWOOD EQUITY FUND


                                  ANNUAL REPORT










                                December 31, 2001

                           GILFORD OAKWOOD EQUITY FUND

February 8, 2002

Dear Fellow Shareholder:

U.S. equities, as measured by the Standard and Poors 500 Composite Stock Price Index ("S&P 500"), fully participated in the worldwide decline in global equity prices in 2001 by falling -11.88% on the heels of a -9.07% decline in 2000. Large capitalization growth stock mutual funds declined -23.87% in 2001 as measured by the Lipper Large Cap Growth Funds Index. For the full year 2001 the Gilford Oakwood Equity Fund (GO Equity Fund) "C" shares were down -24.25%* and the "B" shares were down -24.52%*. Despite this downturn, however, the year ended on a positive note. For the fourth quarter ended December 31, 2001, GO Equity Fund "C" shares were up +12.61%* and the "B" shares were up +12.55%*. The Standard and Poors 500 ("S&P 500") was up +10.65%.

It is difficult to imagine a year more difficult for the U.S. financial markets than 2001. The domestic economy plunged into recession, bringing to a convincing halt the longest economic expansion in the history of this country. This recession, as well as continuing fallout from the technology downturn, has simultaneously occasioned the steepest fall in corporate profits since the 1930's. The largest corporate bankruptcy in American history occurred (the GO Equity Fund never owned Enron stock), the Federal Reserve Board ("Fed") found it necessary to lower interest rates a record 11 times and the stock market declined two years in a row for the first time since 1973 - 1974. The capital markets also had to contend with the aftermath of the terrorist attacks and the country went to war.

Most economists and market strategists began 2001 assuming that the second half of the year would yield a resurgence of the spectacular growth enjoyed for much of the last decade. In other words, the expectation was that earnings in 2001 would surpass those achieved in 2000. Reality has, in fact, been very different. Once all 2001 earnings are reported, corporate earnings will show one of the largest declines in history.

Our belief in the widely  expected  second  half  recovery  scenario,  fueled by easier monetary policy, low inflation and a tax cut from the Bush administration, caused the fund to maintain a market weighting in technology stocks during the first part of 2001. As various technology-based industries began to experience a more severe and protracted downturn than first anticipated, the fund moved from a market weighted position in technology to an underweighted position over the course of the first half of the year. Unfortunately, these moves occurred as contracting market capitalizations simultaneously caused the sector to become a smaller and smaller portion of the market entailing a significant unwinding of the fund's technology representation. In retrospect, moving to an underweighted technology position sooner would have accorded greater benefit to the fund's shareholders.

                           GILFORD OAKWOOD EQUITY FUND

The year 2001 saw huge swings in the prices of oil and natural gas. We made the decision to overweight the energy group, especially oil service companies, at a time when natural gas storage levels were at historic lows. During the course of the year storage levels moved from historic lows to historic highs, bringing prices of natural gas tumbling down and depressing energy-related equities. In the final months of the year we shifted the energy weighting of the fund toward the largest capitalization fully integrated energy names.

The September 11th tragedy substantially altered both the fortunes of some of the companies owned by the fund and our perception of them. Thus, we have sold the stocks of companies expected to be negatively affected by the changed environment, such as AES and Jones Apparel, and have replaced them with issues which could see benefit from an eventual economic upturn. Such names include Caterpillar, Microsoft, MBNA, TMP Worldwide, IBM and Merrill Lynch.

The fund did gain positive effect this past year from specific asset choices in the consumer, basic materials and healthcare sectors. In addition, certain technology selections substantially outperformed the market.

INVESTMENT OUTLOOK

Despite the strong expansion phase of the 1990's, the U.S. economy fell victim last year to the bursting technology bubble, previous monetary tightening, a shock in energy prices and, ultimately, terrorism. The resulting sharp pullback in the industrial sector was partially offset by continued strong consumer spending such that Gross Domestic Product ("GDP") did not experience an outright decline until the third quarter when it fell 0.4%. Massive monetary stimulus has averted another decline in the fourth quarter. Thus, the recession may turn out to be comparatively mild, in terms of overall peak to trough decline in GDP.

If overall GDP declines will be mild, business capital spending will enjoy no such blandness, where the downturn has been awful. Domestic spending on industrial equipment dropped at a 21% rate in the second quarter of 2001 and at a 24% rate in the third quarter. Non-defense capital goods orders are down 20% from levels that prevailed a year ago. Capacity utilization in the technology sector is now less than 60%.

Corporate earnings have been woeful too. Once 2001 is fully reported, earnings will have declined 22% year over year, the worst performance since Word War II. Profit margins have absolutely plummeted which is why a relatively mild recession caused such a huge earnings drop. Margins in the third quarter of last year were equivalent to World War II lows and will set a record low once the fourth quarter is fully reported.

The bear market of the past two years has apparently put an end to the wealth effect and now the terrorist tragedies have ended the peace dividend as well.

                           GILFORD OAKWOOD EQUITY FUND

These events place the public sector in competition with the private sector for investment dollars resulting in lower productivity and a slower-than-consensus economic recovery. While inventory rebuilding in the U.S. may result in a quarter or two of good growth in 2002, the ongoing dismal corporate profitability picture as well as recession conditions worldwide are likely to keep a lid on all-important consumer spending and lead to a recovery of more modest proportions.

Despite the possibility of only a modest recovery, there are several positive catalysts for common stocks. Interest rates and inflation are low, monetary and fiscal stimulus is huge, the banking system is in good shape, large money market balances await the opportunity to be invested in more permanent assets, valuations are reasonable, merger and buyback activity abound and inventory levels have been worked down. On the other hand, multiples are not classically cheap, the September 11th events have raised the equity risk premium, a bear market mentality is pervasive, there is an unstable geopolitical environment and the potential for an oil supply shock is high.

In view of this somewhat mixed environment for stocks, the fund has been and will continue to be invested with a heightened sensitivity to risk control. We continue to be fully diversified, most sectors are closer to market weighted than a year ago and we are holding modest amounts of cash. Areas of modest overweighting include capital goods, financial services and health care, that is, groups that will especially benefit from a worldwide economic upturn.

Thus, we approach 2002 optimistically but cautiously recognizing that, while we expect a decent economic recovery later in the year, we are a long way from the halcyon days of the late 1990's. In our view, a steady and patient investment demeanor is the one most likely to reap these rewards.

Cordially,


/s/ James M. Lyon                       /s/ Marla L. Harkness

James M. Lyon, CFA, CIC                 Marla L. Harkness, CFA, CIC

----------
* Past performance is no guarantee of future performance. Shares may be worth more or less than the purchase cost at the time of redemption. If shares were sold by the shareholder, a Contingent Deferred Sales Charge ("CDSC") may apply. Assuming that the maximum CDSC applies, the cumulative total return of the Class B Shares would have been -28.29% for the period January 1, 2001 through December 31, 2001. For the class C shares, cumulative total return for the period January 1, 2001 through December 31, 2001 would have been -25.01%. Assuming maximum CDSC applies for the fourth quarter ended December 31, 2001, cumulative total return of the Class B shares would have been +7.55%. For the class C shares, cumulative total return for the fourth quarter would have been +11.61%. For further information regarding the CDSC please consult the prospectus. To obtain a prospectus, please phone 800-282-2340. Distributed by Gilford Securities Incorporated, NY, NY 10022.

                           GILFORD OAKWOOD EQUITY FUND

                             GILFORD OAKWOOD CLASS B
                  VALUE OF $10,000 INVESTMENT VS S&P 500 INDEX

                           Annual Average Total Return
                         Period Ended December 31, 2001

                         Since Inception....... (15.40%)
                         1 Year................ (24.52%)

                                          GILFORD OAKWOOD CLASS B        S&P 500
                                          -----------------------        -------
 1/24/2000                                        10,000                  10,000
 1/31/2000                                         9,396                  10,000
 2/29/2000                                        10,125                   9,811
 3/31/2000                                        11,260                  10,771
 4/30/2000                                        11,115                  10,446
 5/31/2000                                        10,545                  10,232
 6/30/2000                                        11,515                  10,485
 7/31/2000                                        11,390                  10,321
 8/31/2000                                        12,270                  10,962
 9/30/2000                                        11,360                  10,383
10/31/2000                                        10,685                  10,340
11/30/2000                                         8,868                   9,525
12/31/2000                                         9,087                   9,572
 1/31/2001                                         9,935                   9,912
 2/28/2001                                         8,117                   9,008
 3/31/2001                                         7,435                   8,437
 4/30/2001                                         8,323                   9,092
 5/31/2001                                         8,261                   9,153
 6/30/2001                                         7,694                   8,931
 7/31/2001                                         7,296                   8,843
 8/31/2001                                         6,806                   8,289
 9/30/2001                                         6,158                   7,620
10/31/2001                                         6,422                   7,766
11/30/2001                                         6,835                   8,361
12/31/2001                                         7,220                   8,436

Past performance is not predictive of future performance.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

Returns shown do not reflect deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                             GILFORD OAKWOOD CLASS C
                  VALUE OF $10,000 INVESTMENT VS S&P 500 Index

                           Annual Average Total Return
                         Period Ended December 31, 2001

                         Since Inception....... (14.13%)
                         1 Year................ (24.25%)

                                          GILFORD OAKWOOD CLASS C        S&P 500
                                          -----------------------        -------
12/31/1999                                        10,000                  10,000
 1/31/2000                                         9,791                   9,498
 2/29/2000                                        10,655                   9,318
 3/31/2000                                        11,795                  10,230
 4/30/2000                                        11,660                   9,922
 5/31/2000                                        11,090                   9,719
 6/30/2000                                        12,055                   9,959
 7/31/2000                                        11,925                   9,803
 8/31/2000                                        12,815                  10,412
 9/30/2000                                        11,895                   9,862
10/31/2000                                        11,215                   9,821
11/30/2000                                         9,346                   9,047
12/31/2000                                         9,633                   9,091
 1/31/2001                                        10,520                   9,414
 2/28/2001                                         8,605                   8,555
 3/31/2001                                         7,885                   8,013
 4/30/2001                                         8,820                   8,636
 5/31/2001                                         8,760                   8,694
 6/30/2001                                         8,170                   8,482
 7/31/2001                                         7,755                   8,399
 8/31/2001                                         7,235                   7,873
 9/30/2001                                         6,545                   7,237
10/31/2001                                         6,820                   7,376
11/30/2001                                         7,275                   7,941
12/31/2001                                         7,370                   8,013

Past performance is not predictive of future performance.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends.

Returns shown do not reflect deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                           GILFORD OAKWOOD EQUITY FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------
Shares    COMMON STOCKS: 97.3%                                      Market Value
--------------------------------------------------------------------------------

          ADVERTISING: 2.3%
 1,500    TMP Worldwide, Inc.*..................................    $    64,350
                                                                    -----------
          AEROSPACE/DEFENSE EQUIPMENT: 2.4%
 1,700    Boeing Co.............................................         65,926
                                                                    -----------
          BANKING/FINANCIAL SERVICES: 7.0%
 2,100    Bank of New York Co., Inc.............................         85,680
 2,100    Citigroup, Inc........................................        106,008
                                                                    -----------
                                                                        191,688
                                                                    -----------
          BEVERAGES: 4.0%
 2,270    PepsiCo, Inc..........................................        110,526
                                                                    -----------
          BIOTECHNOLOGY: 2.6%
 1,250    Amgen, Inc.*..........................................         70,550
                                                                    -----------
          CABLE TELEVISION: 2.7%
 4,450    Charter Communications, Inc.*.........................         73,113
                                                                    -----------
          COMPUTERS: 5.3%
 2,900    Dell Computer Corp.*..................................         78,822
   550    International Business Machines Corp..................         66,528
                                                                    -----------
                                                                        145,350
                                                                    -----------
          CONGLOMERATES: 7.0%
 1,700    General Electric Co...................................         68,136
 2,100    Tyco International Ltd................................        123,690
                                                                    -----------
                                                                        191,826
                                                                    -----------
          DIVERSIFIED FINANCIAL SERVICES: 4.7%
 1,950    MBNA Corp.............................................         68,640
 1,150    Merrill Lynch & Co....................................         59,938
                                                                    -----------
                                                                        128,578
                                                                    -----------
          DRUGS & PHARMACEUTICALS: 10.9%
 1,350    American Home Products Corp...........................         82,836
   900    AmerisourceBergen Corp................................         57,195
 1,400    Genentech, Inc.*......................................         75,950
 2,100    Pfizer, Inc...........................................         83,685
                                                                    -----------
                                                                        299,666
                                                                    -----------

                           GILFORD OAKWOOD EQUITY FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          ELECTRIC: 2.4%
 3,900    Calpine Corp.*........................................    $    65,481
                                                                    -----------
          HEALTH PRODUCTS: 3.2%
 1,500    Johnson & Johnson.....................................         88,650
                                                                    -----------
          HEALTHCARE - SERVICES: 2.5%
   950    Quest Diagnostics*....................................         68,125
                                                                    -----------
          INSURANCE: 3.2%
 1,100    American International Group, Inc.....................         87,340
                                                                    -----------
          MACHINERY - CONSTRUCTION & MINING: 2.2%
 1,150    Caterpillar, Inc......................................         60,088
                                                                    -----------
          MEDIA: 5.3%
 2,212    AOL Time Warner, Inc.*................................         71,005
 1,700    Viacom, Inc. - Class A*...............................         75,225
                                                                    -----------
                                                                        146,230
                                                                    -----------
          METAL - ALUMINUM: 2.3%
 1,800    Alcoa, Inc...........................................          63,990
                                                                    -----------
          MONEY CENTER BANKS: 4.5%
 1,850    J.P. Morgan Chase & Co...............................          67,248
 1,500    Mellon Bank Corp.....................................          56,430
                                                                    -----------
                                                                        123,678
                                                                    -----------
          OIL & GAS: 9.5%
   600    ChevronTexaco Corporation............................          53,766
 2,100    Conoco Inc...........................................          59,430
 1,300    Schlumberger Ltd.....................................          71,435
 3,000    The Williams Companies, Inc..........................          76,560
                                                                    -----------
                                                                        261,191
                                                                    -----------
          RETAIL: 2.6%
 1,400    Home Depot, Inc......................................          71,414
                                                                    -----------

                           GILFORD OAKWOOD EQUITY FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          SAVINGS & LOAN/THRIFTS: 2.1%
 1,800    Washington Mutual, Inc...............................     $     58,860
                                                                    -----------
          SOFTWARE: 4.1%
 1,100    Microsoft Corp.*.....................................          72,897
 2,800    Oracle Corp.*........................................          38,668
                                                                    -----------
                                                                        111,565
                                                                    -----------
          TECHNOLOGY: 2.4%
 1,000    NVIDIA Corp.*........................................          66,900
                                                                    -----------
          TELECOMMUNICATIONS: 2.1%
 1,200    Verizon Communications...............................          56,952
                                                                    -----------

TOTAL COMMON STOCKS (cost $2,679,134)..........................       2,672,037
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES
   (cost $2,679,134): 97.3%....................................       2,672,037
Other Assets less Liabilities: 2.7%............................          74,376
                                                                    -----------
NET ASSETS: 100.0%.............................................     $ 2,746,413
                                                                    ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

                           GILFORD OAKWOOD EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $2,679,134) ......     $ 2,672,037
   Cash .......................................................          37,061
   Receivables:
      Fund shares sold ........................................           2,840
      Securities sold .........................................         198,368
      Due from advisor ........................................          19,813
      Dividends and interest ..................................           1,174
      Other ...................................................           5,099
   Prepaid expenses ...........................................           2,232
                                                                    -----------
          Total assets ........................................       2,938,624
                                                                    -----------
LIABILITIES
   Payables:
      Fund shares redeemed ....................................         147,408
      Distribution fees .......................................           5,583
      Administration fees .....................................           3,945
      Shareholder servicing fees ..............................             611
      Other ...................................................           2,369
   Accrued expenses ...........................................          32,295
                                                                    -----------
           Total liabilities ..................................         192,211
                                                                    -----------
NET ASSETS ....................................................     $ 2,746,413
                                                                    ===========

COMPONENTS OF NET ASSETS
   Paid-in capital ............................................     $ 4,050,879
   Accumulated net realized loss on investments ...............      (1,297,369)
   Net unrealized depreciation of investments .................          (7,097)
                                                                    -----------
           Net assets .........................................     $ 2,746,413
                                                                    ===========

CLASS B
   Net assets applicable to shares outstanding ................     $   861,507
                                                                    ===========
   Shares outstanding .........................................          59,644
                                                                    -----------
   Net asset value and offering price per share* ..............     $     14.44
                                                                    ===========

CLASS C
   Net assets applicable to shares outstanding ................     $ 1,884,906
                                                                    ===========
   Shares outstanding .........................................         127,872
                                                                    -----------
   Net asset value and offering price per share* ..............     $     14.74
                                                                    ===========

----------
* Redemption price per share is equal to Net Asset Value less any applicable sales charges.

See accompanying Notes to Financial Statements.

                           GILFORD OAKWOOD EQUITY FUND

          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends ...............................................     $    21,156
      Interest ................................................           8,466
                                                                    -----------
           Total income .......................................          29,622
                                                                    -----------
   Expenses
      Administration fees (Note 3) ............................          45,000
      Advisory fees (Note 3) ..................................          30,058
      Transfer agent fees .....................................          28,820
      Fund accounting fees ....................................          24,056
      Distribution fees - Class B (Note 4) ....................           5,756
      Distribution fees - Class C (Note 4) ....................          16,784
      Audit fees ..............................................          12,502
      Custody fees ............................................           8,176
      Legal fees ..............................................          12,667
      Reports to shareholders .................................           4,823
      Shareholder servicing fees - Class B (Note 5) ...........           1,919
      Shareholder servicing fees - Class C (Note 5) ...........           5,596
      Trustee fees ............................................           8,730
      Insurance expense .......................................             418
      Registration expense ....................................           4,573
      Miscellaneous ...........................................           3,415
                                                                    -----------
         Total expenses .......................................         213,293
         Less: fees waived and expenses absorbed ..............        (138,148)
                                                                    -----------
         Net expenses .........................................          75,145
                                                                    -----------
            Net investment loss ...............................         (45,523)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments ...........................        (981,999)
   Net change in unrealized depreciation on investments .......         198,640
                                                                    -----------
      Net realized and unrealized loss on investments .........        (783,359)
                                                                    -----------
            Net decrease in net assets resulting
              from operations .................................     $  (828,882)
                                                                    ===========

See accompanying Notes to Financial Statements.

                           GILFORD OAKWOOD EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   Year Ended      Period Ended
                                                  Dec. 31, 2001   Dec. 31, 2000*
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss .........................   $   (45,523)    $   (37,673)
   Net realized loss on investments ............      (981,999)       (315,370)
   Net change in unrealized depreciation
    on investments .............................       198,640        (205,737)
                                                   -----------     -----------
      Net decrease in net assets resulting
       from operations .........................      (828,882)       (558,780)
                                                   -----------     -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold
   Class B .....................................       357,114       1,372,165
   Class C .....................................     1,481,183       2,387,356
   Cost of shares redeemed
   Class B .....................................       (13,485)       (410,356)
   Class C .....................................    (1,030,878)         (9,024)
                                                   -----------     -----------
      Net increase in net assets derived
       from net change in outstanding
       shares (a) ..............................       793,934       3,340,141
                                                   -----------     -----------
         Total increase (decrease) in
           net assets ..........................       (34,948)      2,781,361
                                                   -----------     -----------
NET ASSETS
   Beginning of period .........................     2,781,361               0
                                                   -----------     -----------
   End of period ...............................   $ 2,746,413     $ 2,781,361
                                                   ===========     ===========

(a) A summary of capital share transactions is as follows:

Class B Shares
   Shares sold .................................        22,225          58,431
   Shares redeemed .............................        (1,005)        (20,007)
                                                   -----------     -----------
   Net increase ................................        21,220          38,424
                                                   ===========     ===========
Class C Shares
   Shares sold .................................        87,358         105,568
   Shares redeemed .............................       (64,653)           (401)
                                                   -----------     -----------
   Net increase ................................        22,705         105,167
                                                   ===========     ===========

----------
* Commenced operations on January 1, 2000 for Class C and January 21, 2000 for Class B.

See accompanying Notes to Financial Statements.

                           GILFORD OAKWOOD EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------
                                               CLASS B                          CLASS C
                                    -----------------------------    -----------------------------
                                                   Jan. 21, 2000+
                                     Year Ended        through        Year Ended      Year Ended
                                    Dec. 31, 2001   Dec. 31, 2000    Dec. 31, 2001   Dec. 31, 2000
--------------------------------------------------------------------------------------------------
Net asset value, beginning
    of period ....................     $  19.13        $  20.00         $  19.46        $  20.00
                                       --------        --------         --------        --------
Income from investment operations:
    Net investment loss ..........        (0.20)          (0.26)           (0.27)          (0.26)
    Net realized and unrealized
       loss on investments .......        (4.49)          (0.61)           (4.45)          (0.28)
                                       --------        --------         --------        --------
Total from investment
    operations ...................        (4.69)          (0.87)           (4.72)          (0.54)
                                       --------        --------         --------        --------

Net asset value, end of period ...     $  14.44        $  19.13         $  14.74        $  19.46
                                       ========        ========         ========        ========

Total return .....................       (24.52%)         (4.35%)*        (24.25%)         (2.70%)

Ratios/supplemental data:
Net assets, end of period
    (millions) ...................     $    0.8        $    0.7         $    1.9        $    2.0

Ratio of expenses to
average net assets:
    Before fees waived and
       expenses absorbed .........         7.10%           7.85%**          7.10%           7.77%
    After fees waived and
       expenses absorbed .........         2.50%           2.50%**          2.50%           2.50%

Ratio of net investment loss
to average net assets:
    Before fees waived and
       expenses absorbed .........        (6.12%)         (7.25%)**        (6.12%)         (7.17%)
    After fees waived and
       expenses absorbed .........        (1.52%)         (1.90%)**        (1.52%)         (1.90%)

Portfolio turnover rate ..........           87%             66%*             87%             66%

----------
+    Commencement of operations.
*    Not annualized.
**   Annualized.

See accompanying Notes to Financial Statements.

                           GILFORD OAKWOOD EQUITY FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

The Gilford Oakwood Equity Fund (the "Fund") is a series of shares of beneficial interest of the Trust for Investment Managers (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment company. Gilford Oakwood Equity Fund Class B and Class C commenced operations on January 21, 2000 and January 1, 2000, respectively. The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At December 31, 2001, the Fund had a capital loss carryforward of approximately $1,293,000 of which $1,260,000 expires in 2009 and $33,000 expires in 2008, available to offset future gains if any. The

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                           GILFORD OAKWOOD EQUITY FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
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          Fund had net  realized  capital  losses of $2,000  during  the  period
          November 1, 2001 through December 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending December 31, 2002. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Securities transactions are accounted for on the trade date. The cost of securities sold is determined on a first in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Oakwood Capital Management LLC (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund incurred $30,058 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 2.50%. In the case of the Fund's initial period of operations any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such

                           GILFORD OAKWOOD EQUITY FUND

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fiscal year does not exceed the applicable limitation on Fund expenses.  For the fiscal year ended December 31, 2001, the Advisor waived fees of $30,058 and absorbed expenses of $108,090. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

     Under $22.5 million                $45,000
     $22.5 to $50 million               0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

     For the fiscal year ended December 31, 2001, the Fund incurred $45,000 in administration fees.

     U.S. Bancorp Fund Services, LLC also provides fund accounting services for the Fund.

     Certain officers of the Trust are also officers of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. Gilford Securities, Incorporated (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. During the fiscal year ended December 31, 2001, the distributor received $11,012 in commissions from redemptions of fund shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the fiscal year ended December 31, 2001, the Fund incurred distribution fees of $5,756 and $16,784 under the plan for Class B and Class C shares, respectively.

                           GILFORD OAKWOOD EQUITY FUND

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NOTE 5 - SHAREHOLDER SERVICING FEE

     The Fund has entered into a Shareholder Servicing Agreement with the Distributor, under which the Fund pays servicing fees at an annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. Payments to the Distributor under the Shareholder Servicing Agreement may reimburse the Distributor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Distributor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the fiscal year ended December 31, 2001, the Fund incurred shareholder servicing fees of $1,919 and $5,596 under the agreement for Class B and Class C shares, respectively.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the year ended December 31, 2001, excluding short-term investments, were $3,004,856 and $2,349,636, respectively.

     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

     COST OF INVESTMENTS FOR TAX PURPOSES                  $2,681,281
                                                           ----------
     Gross tax unrealized appreciation                        239,920
     Gross tax unrealized depreciation                     $ (249,164)
     Net tax unrealized depreciation on investments        $   (9,244)

                           GILFORD OAKWOOD EQUITY FUND

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NOTE 7 - TRUSTEES (Unaudited)

                                     TERM OF                                           OTHER
                         POSITION    OFFICE AND   PRINCIPAL                 # OF       DIRECTORSHIPS
                         HELD        LENGTH       OCCUPATION                FUNDS IN   HELD BY
                         WITH THE    OF TIME      DURING PAST               COMPLEX    TRUSTEE
NAME, AGE AND ADDRESS    TRUST       SERVED       FIVE YEARS                OVERSEEN   BY TRUSTEE
---------------------    -----       ------       ----------                --------   ----------
George J. Rebban         Trustee     Indefinite   Retired. Formerly         Five       None
(Born 1934)                          Term         President, Hotchkins
4455 E. Camelback Rd.,               since        and Wiley Fund
Suite 261-E                          1999         1985-93.
Phoenix, AZ 85018

Ashley T. Rabun          Trustee     Indefinite   Founder and CEO,          Five       None
(Born 1952)                          Term         InvestorReach, Inc.
4455 E. Camelback Rd.,               since        (finacial services
Suite 261-E                          1999         marketing and
Phoenix, AZ 85018                                 distribution consulting).
                                                  Former Partner
                                                  & Director,
                                                  Nicholas-Applegate
                                                  Capital Management,
                                                  1992-96 (investment
                                                  management).

James Clayburn LaForce   Trustee     Indefinite   Dean Emeritus,            Five       Trustee,
(Born 1927)                          Term         John E. Anderson                     PIC
4455 E. Camelback Rd.,               since        Graduate School of                   Investment
Suite 261-E                          1999         Management,                          Trust,
Phoenix, AZ 85018                                 University of                        PIC Balanced
                                                  California, Los Angeles.             Portfolio,
                                                                                       PIC Growth
                                                                                       Portfolio,
                                                                                       PIC Mid Cap
                                                                                       Portfolio,
                                                                                       PIC Small
                                                                                       Cap Portfolio

Robert H. Wadsworth      Trustee &   Indefinite   Consultant, U.S.          Five       Director,
(Born 1940)              President   Term         Bancorp Fund                         Germany
4455 E. Camelback Rd.,               since        Services, LLC                        Fund, Inc.
Suite 261-E                          1999         since July 2001.                     New Germany
Phoenix, AZ 85018                                 Formerly, President of               Fund, Inc.
                                                  Investment Company                   and Deutsche
                                                  Administration, LLC                  Funds, Inc.
                                                  (ICA) (mutual fund
                                                  administrator and the
                                                  Fund's former
                                                  administrator).

                           GILFORD OAKWOOD EQUITY FUND

                                     TERM OF                                           OTHER
                         POSITION    OFFICE AND   PRINCIPAL                 # OF       DIRECTORSHIPS
                         HELD        LENGTH       OCCUPATION                FUNDS IN   HELD BY
                         WITH THE    OF TIME      DURING PAST               COMPLEX    TRUSTEE
NAME, AGE AND ADDRESS    TRUST       SERVED       FIVE YEARS                OVERSEEN   BY TRUSTEE
---------------------    -----       ------       ----------                --------   ----------
Thomas W. Marschel       Treasurer   Indefinite   Vice President, U.S.      Five       None
(Born 1970)                          Term         Bancorp Fund
4455 E. Camelback Rd.,               since        Services, LLC
Suite 261-E                          1999         since July, 2001;
Phoenix, AZ 85018                                 Vice President
                                                  Advisors Series
                                                  Trust; formerly,
                                                  Vice President, ICA
                                                  (January 2000-
                                                  July 2001);
                                                  Assistant Vice
                                                  President, ICA
                                                  (October 1995-
                                                  January 2000).

Connie Hart              Secretary   Indefinite   Paralegal, U.S.           Five       None
(born 1939)                          Term         Bancorp Fund
4455 E. Camelback Rd.,               since        Services, LLC
Suite 261-E,                         2001         since July, 2001;
Phoenix, AZ 85018                                 Secretary, Trust
                                                  for Investment
                                                  Managers; formerly
                                                  employed by ICA
                                                  (May 2001-
                                                  July 2001); Corporate
                                                  Paralegal, Allen
                                                  Systems Group, Inc.
                                                  rom September 2000
                                                  to January 2001;
                                                  Corporate Paralegal,
                                                  Viasoft, Inc. from
                                                  February 1996 to
                                                  August 2000.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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To the Shareholders of
  Gilford Oakwood Equity Fund
The Board of Trustees of
  Trust For Investment Managers

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gilford Oakwood Equity Fund, a series of Trust For Investment Managers, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gilford Oakwood Equity Fund as of December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 29, 2002

                                     ADVISOR
                         Oakwood Capital Management LLC
                            1901 Avenue of the Stars
                              Los Angeles, CA 90067


                                   DISTRIBUTOR
                            Gilford Securities, Inc.
                                850 Third Avenue
                               New York, NY 10022


                                    CUSTODIAN
                    U.S. Bank Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                           Orbitex Data Services, Inc.
                        14707 California Street, Suite 5
                                 Omaha, NE 68154


                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                       555 South Flower Street, 23rd Floor
                          Los Angeles, California 90071


                         INDEPENDENT PUBLIC ACCOUNTANTS
                              Tait, Weller & Baker
                               8 Penn Center Plaza
                                    Suite 800
                             Philadelphia, PA 19103

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.